SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2005
                                                          ---------------

                         FALCON RIDGE DEVELOPMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEVADA                    0-28789                 84-1461919
        ------                    -------                 ----------
     jurisdiction              File Number)           Identification No.)
   of incorporation)


           5111 Juan Tabo Boulevard N.E.
              Albuquerque, New Mexico                        87111
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)


                                  505.856.6043
               --------------------------------------------------
               Registrant's telephone number, including area code



                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ___ Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

     Item 5.03     Amendments to Articles of Incorporation or Bylaws;
                   Change in Fiscal Year                                     3

     Signature                                                               4

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



ITEM 5.03   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

Effective August 14, 2005, the Registrant's Board of Directors approved a change in the Registrant's fiscal year. The new fiscal year will end on December 31. The report covering the transition period will be filed on Form 10-KSB for the fiscal year ending December 31, 2005.

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



SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FALCON RIDGE DEVELOPMENT, INC

                                               By:   /s/ Fred M. Montano
                                                     ---------------------------
                                                     Fred M. Montano, President
Date: October 25, 2005


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